                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                              HARISTON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                              HARISTON CORPORATION
                      SUITE 1555 - 1500 WEST GEORGIA STREET
                              VANCOUVER, BC V6G 2Z6

                                                                October 28, 1997

Dear Shareholder:

         On behalf of Hariston Corporation, I cordially invite you to attend the Annual Meeting of Shareholders on Friday, December 12, 1997 at Suite 1600, 925 West Georgia Street, Vancouver, British Columbia, Canada at 10:00 a.m.

         At the meeting, shareholders will vote on (i) the election of five persons to the board of directors; and (ii) approval of the appointment of Arthur Andersen, Chartered Accountants as Hariston's auditors for 1997. Further information concerning the meeting and the nominees for director can be found in the accompanying Notice and Proxy Statement. In addition, there will be a report on the status of Hariston's business and an opportunity for you to express your views on subjects related to Hariston's business.

         The directors and officers of Hariston hope that as many shareholders as possible will be present at the meeting. Because the vote of each shareholder is important, we ask that you sign and return the enclosed proxy card in the envelope provided, whether or not you now plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We appreciate your co-operation and interest in Hariston. To assist us in preparation for the meeting, please return the proxy card at your earliest convenience.

                                 Sincerely yours,

                                 /s/ NUNO BRANDOLINI

                                 Chairman and Chief Executive Officer

                              HARISTON CORPORATION
                      SUITE 1555 - 1500 WEST GEORGIA STREET
                              VANCOUVER, BC V6G 2Z6

To the Holders of Common Stock                                  October 28, 1997
of Hariston Corporation

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN THAT the 1997 Annual Meeting (the "Meeting") of Shareholders of Hariston Corporation (the "Company") will be held on Friday, December 12, 1997 at Suite 1600, 925 West Georgia Street, Vancouver, British Columbia, Canada, at 10:00 a.m. (Vancouver time), for the following purposes:

         (a) to receive the Annual Report of the Directors and Consolidated Financial Statements for the period ending December 31, 1996 together with the Auditors' Report thereon;

         (b)      to elect five directors for the ensuing year;

         (c) to appoint Arthur Andersen, Chartered Accountants as the Auditors for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the Auditors; and

         (d) to transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has specified that proxies to be used at the Meeting or any adjournment thereof must be deposited at Vancouver, British Columbia, Canada, with Montreal Trust Company as transfer agent for the Company, not later than 5:00 p.m. (Vancouver time), December 11, 1997. Shareholders of record at the close of business on October 28, 1997, are entitled to vote at the meeting and any adjournment thereof.

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996 is enclosed.

         This notice and the accompanying proxy material are sent to you by order of the Board of Directors.

                                            /s/ L. JAMES PORTER
                                            Secretary

     YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE PROXY SUBMITTED HEREWITH IN THE RETURN ENVELOPE PROVIDED FOR YOUR USE. THE GIVING OF SUCH
        PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE
            IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                              HARISTON CORPORATION
                      SUITE 1555 - 1500 WEST GEORGIA STREET
                              VANCOUVER, BC V6G 2Z6

                            MANAGEMENT PROXY CIRCULAR
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 1997

         This Proxy Statement, dated October 28, 1997, is furnished in connection with the solicitation by the Board of Directors of Hariston Corporation ("Hariston" or the "Company") of proxies to be voted at the Annual Meeting of Hariston shareholders on December 12, 1997, and any adjournment thereof (the "Meeting"). It is currently anticipated that definitive copies of this Proxy Statement and the accompanying Proxy and the Annual Report to Shareholders will be mailed to shareholders on or about November 7, 1997. THIS IS A MANAGEMENT PROXY CIRCULAR AND PROXIES ARE SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION FOR USE AT THE MEETING.

         Holders of record of the Company's Common Stock, without par value ("Shareholders") at the close of business on October 28, 1997, are entitled to receive notice of the meeting and to vote the shares held on that date. The number of voting securities of Hariston outstanding on October 28, 1997 was 12,663,113 shares of Common Stock, without par value ("Common Stock"). Each share of Common Stock is entitled to one vote.

                  MARKET PRICES FOR THE COMPANY'S COMMON EQUITY

         The Company's Common Stock trades on the OTC Bulletin Board in the United States, an over-the-counter market regulated by the National Association of Securities Dealers, Inc. The Company's trading symbol is "HRSNF." On the Record Date, there were approximately 3,956 record holders of the Common Stock. On October 27, 1997, the trading day immediately preceding the date of this Proxy Statement, the last sale price of the Common Stock on the OTC Bulletin Board was $0.07.

                              ELECTION OF DIRECTORS

         Pursuant to the Canada Business Corporations Act (the "CBCA"), as implemented by Hariston's Certificate of Incorporation and By-laws, all corporate powers are exercised by and under the direction of the board of directors, and the Company's business, property and affairs are managed by and under the direction of the board of directors.

                                    NOMINEES

         Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. The board of directors is of the opinion that the election to the board of directors of the persons identified below, all of whom are currently serving as directors of the Company and have consented to continue to serve if elected, would be in the best interests of the Company. The names of such nominees are as follows: James P. Angus, Nuno Brandolini, Neil S. Mackenzie, Kevin R. McCarthy and L. James Porter. Information concerning these nominees is submitted by management.

         Set forth below is certain information with respect to each person proposed to be nominated by management for election as a director of the Corporation. Information with respect to ages of the directors is as of October 28, 1997 and information as to their ownership of shares of Hariston Common Stock as of that date is provided under the caption "OWNERSHIP OF COMMON STOCK"

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

         NUNO BRANDOLINI, age 43, Chairman of the Board and Chief Executive Officer, has held these offices since July 1996. He has been a Director since July, 1995. He is also Chief Executive Officer of Scorpion Holdings, Inc., a private financial advisory company. In addition, Mr. Brandolini is a director of Arabella, S.A., a publicly traded Luxembourg company, and a Director of Sonex Research, Inc., a U.S. publicly traded company. From 1993 to 1995, Mr. Brandolini was a Managing Director of Rosecliff, Inc., a leveraged buy-out company, and from 1991 to 1993, Mr. Brandolini was a Vice President of Solomon Brothers, a diversified financial services, investment and securities brokerage company. Mr. Brandolini's ordinary residence is New York, New York, U.S.A.

         KEVIN R. MCCARTHY, age 37, was appointed the Company's President and to the Board of Directors in July 1996. Mr. McCarthy is also President of Scorpion Holdings, Inc., a private financial advisory company. From October 1993 to November 1995, Mr. McCarthy was Chief Financial Officer of Rosecliff, Inc., a leveraged buy-out company, and from 1982 to October 1993, Mr. McCarthy was a partner in and held various other positions with Ernst & Young, Certified Public Accountants. Mr. McCarthy is a Certified Public Accountant. Mr. McCarthy's ordinary residence is Westport, Connecticut, U.S.A.

         L. JAMES PORTER, age 33, was appointed the Company's Chief Financial Officer and Corporate Secretary, and to the Board of Directors, in February 1995. From September 1987 to February 1995, Mr. Porter was employed as a Senior Tax Manager and held various other positions with Arthur Andersen, Chartered Accountants. Mr. Porter is a Chartered Accountant and a Chartered Financial Analyst. Mr. Porter's ordinary residence is West Vancouver, British Columbia, Canada.

         JAMES P. ANGUS, age 51, was appointed to the Company's Board of Directors in December 1994. Mr. Angus has been President of Angroup Holdings Limited, a private investment holding company, since 1988. Mr. Angus is also a director of Tribridge Enterprises Corp., a Canadian publicly traded company. Mr. Angus' ordinary residence is West Vancouver, British Columbia, Canada.

         NEIL S. MACKENZIE, age 53, was appointed to the Board of Directors in December 1994. Mr. Mackenzie is also President of NS Mackenzie & Company Limited, a management consulting firm, a position he has held since 1991, a partner with the Chancellor Partners, a company engaged in management consulting, Secretary/Treasurer of Canadian Fine Papers (B.C.) Corp., a private merchant of fine papers, President of 509306 B.C. Limited, a private children's software developer, President of Interlearn Holdings Ltd., a public holding company, a Director of ATS Wheel Inc., a Canadian publicly traded company engaged in the manufacture of advanced automobile tire and wheel systems, a director of RTDS Technologies, Inc., a private manufacturer of software and hardware for the electric utility industry, and a director of Advanced Process Control Ltd., a private manufacturer of software for computer controlled industrial processes. From 1976 to 1991, Mr. Mackenzie was a Partner and held various other positions with Ernst & Young, Management Consultants. Mr. Mackenzie's ordinary residence is Vancouver, British Columbia, Canada.

         IF NO CHOICE IS SPECIFIED IN THE FORM OF PROXY AS TO THE MANNER IN WHICH THE PERSON NAMED IN THE PROXY IS REQUIRED TO VOTE THE SHARES REPRESENTED THEREBY, THE PERSON NAMED AS PROXY INTENDS TO VOTE ALL SHARES FOR WHICH HE RECEIVES SUCH PROXIES FOR THE ELECTION OF THE NOMINEES IDENTIFIED HEREIN. If authority is witheld by the Shareholder giving the proxy with respect to one or more of such nominees, the shares will not be voted for the election of any directors as to whom such authority is withheld. The person named as proxy is not permitted to vote for a greater number of persons than the five persons named as nominees herein.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held seven meetings during the fiscal year ended December 31, 1996. Among the incumbent nominees for membership on the Board of Directors, no Director attended fewer than 75% of the aggregate of the meetings of the Board and the Committees upon which he served.

COMMITTEES OF THE BOARD

         The Board of Directors has standing Audit and Compensation Committees, but does not have a Nominating Committee. In practice, the entire Board performs the function of a Nominating Committee.

         Audit Committee. The Audit Committee of the Board of Directors held seven meetings during the fiscal year ended December 31, 1996. The Committee's responsibility is to review and act or report to the Board of Directors with respect to various audit and accounting matters, including the selection of independent auditors, the determination of the scope of audit procedures, the nature of the services to be performed by and the fees to be paid to the Company's independent auditors, the establishment of the accounting practices of the Company, and the monitoring of all financial aspects of the Company's operations. The Audit Committee is composed of Mr. James P. Angus, Mr. Neil S. Mackenzie and Mr. L. James Porter.

         Compensation Committee. The Compensation Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 1996. The Committee is responsible for making recommendations to the Board concerning such executive compensation arrangements and plans as it deems appropriate. The Compensation Committee is composed of Mr. Nuno Brandolini, Mr. James P. Angus and Mr. Neil S. Mackenzie.

DIRECTOR COMPENSATION ARRANGEMENTS

         Directors, other than Messrs. Brandolini, McCarthy and Porter, receive a fee from the Company equal to CDN $1,000 per month plus CDN $500 per meeting attended. The Corporation may also periodically award options or warrants to its Directors. As described below, Messrs. Brandolini and McCarthy's services are rendered to the Corporation through an arrangement between Hariston and Scorpion Holdings, Inc. ("Scorpion").

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors hereby presents to the shareholders of the Company this report concerning the compensation of the Company's executive officers, including the Named Executive Officers. The Compensation Committee is responsible for setting and administering the compensation policies of the Company with respect to its executive officers and, on an annual basis, determining the compensation of each executive officer.

         The Company's executive compensation program is designed to align executive compensation with the Company's business strategy and performance. The goals of the executive compensation program are: (i) to attract and retain key executives critical to the success of the Company; (ii) to provide levels of compensation which are competitive with those offered by the Company's competitors and by other companies of similar size; and (iii) to motivate executives to enhance long-term shareholder value by building appropriate ownership in the Company.

         The annual compensation for the executive officers, including James V. McGoodwin, the Company's President and Chief Executive Officer for part of the last fiscal year, includes base salaries, coupled with cash bonuses and stock options. Base salaries are the fixed component of the executive officers' compensation package. Salaries are set and adjusted based upon competitive standards and individual performance. The compensation of Mr. Brandolini and Mr. McCarthy, other than options, is rendered through an arrangement between Hariston and Scorpion.

         The award of cash bonuses is based upon the performance of the Company during the prior year and the contribution of each individual executive officer to the Company's performance. Among the factors (the "Performance Factors") which the Committee has established to assess the Company's overall performance are: the Company's performance against budget and targets for sales, expenses and profits, and the successful implementation of both short and long-term corporate strategies for enhancing shareholder value (e.g., strategic acquisitions, divestitures, facilities expansion, productivity improvements, etc.).

         A substantial portion of the compensation of executive officers is based upon the award of stock options which rely on increases in the value of the Company's Common Shares. The award of options is intended to encourage such employees to establish a meaningful, long-term ownership interest in the Company consistent with the interests of the Company's shareholders. Under the Company's stock option plans, options are granted from time to time to certain officers and key employees of the Company and its subsidiaries at the fair market value of the Company's Common Shares at the time of grant. Because the compensation element of options is dependent on increases over time in the market value of such shares, stock options represent compensation that is tied to the Company's long-term performance. The award of stock options to executive officers is determined based upon individual performance, level of compensation and position with the Company.

         The Committee has reviewed the 1997 base salaries of each of the executive officers and is of the opinion that such salaries are not unreasonable in view of those paid by the Company's competitors and by other companies of similar size. The Committee also reviewed the stock options awarded to the executive officers for their services in 1996 and is of the opinion that the option awards are reasonable in view of the officers' individual performance and positions with the Company.

         The Committee has also reviewed Mr. Brandolini's compensation for 1997 and is of the opinion that his compensation was not unreasonable in view of those paid to CEO's of the Company's competitors and by other companies of similar size. Mr. Brandolini received options for the purchase of 440,000 shares of the Company's common stock at prices equal to the Company's then current trading price, subject to a three year vesting schedule, for his past and anticipated services to the Company, which the Committee believes to be reasonable and appropriate in light of his individual performance and that of the Company during 1996 based upon the Performance Factors discussed above. Mr. Brandolini was not paid a cash bonus for 1996.

COMPENSATION COMMITTEE:

Nuno Brandolini
James P. Angus
Neil S. Mackenzie

                        SUMMARY OF EXECUTIVE COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued for services rendered to the Company in all capacities during the years ended December 31, 1995 and 1996 to Messrs. McGoodwin and Brandolini, who served as Chief Executive Officer of the Company during 1996 and Messrs. Porter and Meyer, who were the Company's only executive officers whose total salary and bonus for 1996 exceeded $100,000 (collectively, the "Named Executive Officers") for services in all capacities during the years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

==========================================================================================================================
                                                                                             Long Term
                                                                                            Compensation
                                                                                            ------------
                                                                                             Securities
                                                                           Other Annual      Underlying       All Other
 Name and Principal                          Salary           Bonus        Compensation        Options       Compensation
      Position                Year            ($)             ($)               ($)              (#)             ($)
==========================================================================================================================
James V. McGoodwin            1996           $77,000          $Nil.              $Nil.                Nil         $4,527
Chief Executive               1995           110,000           Nil.               Nil.       1,000,000(2)         11,000
Officer(1)
--------------------------------------------------------------------------------------------------------------------------
Nuno Brandolini               1996(3)            (4)            (4)               Nil.            440,000            (4)
Chairman and Chief
Executive Officer
--------------------------------------------------------------------------------------------------------------------------
L. James Porter               1996            95,833          7,000               Nil.            240,000           Nil.
Chief Financial               1995(5)         64,167          7,000               Nil.         250,000(2)           Nil.
Officer and Corporate
Secretary
--------------------------------------------------------------------------------------------------------------------------
James E. Meyer                1996(6)        104,167           Nil.               Nil.               Nil.           Nil.
President of Direct
==========================================================================================================================


(1)      Mr. McGoodwin resigned as Chief Executive Officer of the Company in
         July 1996.

(2) All outstanding option grants under the 1995 Stock Option Plan were cancelled on July 17, 1996.

(3) Mr. Brandolini was appointed Chief Executive Officer of the Company in July 1996. Prior to such appointment, Mr. Brandolini received directors fees from the Company of $4,777 in 1996 and $4,766 in 1995.

(4) Mr. Brandolini receives no salary or bonus payments from the Company. As described below, Mr. Brandolini's services are rendered through an arrangement between the Company and Scorpion Holdings, Inc. During 1996, the Company paid $107,741 to Scorpion Holdings, Inc. pursuant to this arrangement.

(5) Mr. Porter was appointed Chief Financial Officer and Corporate Secretary of the Company in February 1995.

(6) Mr. Meyer was appointed President of Educorp Direct Inc. ("Direct") in March 1996.

OPTION GRANTS AND EXERCISES

     The following table sets forth certain information with respect to options granted to the Named Executive Officers during the fiscal year ended December 31, 1996. No Named Executive Officers, other than those shown in the following table, were granted any options during such year.

                                         OPTION GRANTS IN LAST FISCAL YEAR

=============================================================================================================================



                           Individual Grants
                      ---------------------------
                      Number of     Percentage of                                           Potential Realizable Value at
                      Securities    Total Options         Exercise                    Assumed Annual Rate of Stock Price
                      Underlying      Granted to          or Base                      Appreciation for Option Term (4)
                       Options       Employees in          Price         Expiration -----------------------------------------
        Name           Granted      Fiscal Year(3)        ($/sh)            Date            0%          5%            10%
=============================================================================================================================

Nuno Brandolini          40,000       N/A (5)               $1.25         7/17/2003         $0        $20,355        $47,436
                     400,000(1)           28%               $1.25         8/16/2003         $0       $203,550       $474,358
-----------------------------------------------------------------------------------------------------------------------------

L. James Porter          50,000            3%               $1.25         7/17/2003         $0        $25,444        $59,295
                     190,000(2)           11%               $1.25         8/16/2003         $0        $96,686       $225,320
=============================================================================================================================


(1) Options to purchase 133,333 shares are exercisable immediately upon grant, and the remaining options become exercisable at the rate of 133,333 at August 16, 1997 and 133,334 at August 16, 1998. The term of the options is seven years.

(2) Options to purchase 63,333 shares are exercisable immediately upon grant, and the remaining options become exercisable at the rate of 63,333 at August 16, 1997 and 63,334 at August 16, 1998. The term of the options is seven years.

(3) Based on 1,405,000 options granted to employees during fiscal 1996. An additional 360,000 options were granted to non-employee directors during such fiscal year.

(4) The potential realizable value is based on assumed rates of appreciation of the fair market value of the underlying shares from the date of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed rates are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's projection of the future price of the Company's Common Stock. There can be no assurance that any of the values reflected in this table will be achieved.

(5) Options granted to Mr. Brandolini as a director, prior to his appointment as Chief Executive Officer of the Company.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

The following table sets forth information with respect to exercises of stock options by the Named Executive Officers during the fiscal year ended December 31, 1996 and the number and value of securities underlying unexercised options held by the Named Executive Officers as of December 31, 1996. No Named Executive Officer other than those listed in the following table held any options as of December 31, 1996.


==========================================================================================================================
                                                                  Number of Securities           Value of Unexercised In-
                                                                 Underlying Unexercised             the-Money Options at
                         Shares                                   Options at December 31,               December 31, 1996
                      Acquired on          Value Realized               1996 (#)                            ($)(1)
Name                  Exercise (#)              ($)           Exercisable / Unexercisable      Exercisable / Unexercisable
==========================================================================================================================
Nuno Brandolini           0                      0                173,333 / 266,667                        $0 / $0
--------------------------------------------------------------------------------------------------------------------------
L. James Porter           0                      0                113,333 / 126,667                        $0 / $0
==========================================================================================================================

-------------

(1) Based on the closing price of the Common Stock of $0.47 on December 31, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above, the current members of the Compensation Committee are Messrs. Brandolini, Angus and Mackenzie. Mr. Brandolini serves as the Chief Executive Officer of the Company.

STOCK OPTIONS

     1995 Stock Option Plan. In July 1995, the Company adopted the 1995 Stock Option Plan (the "1995 Plan") covering an aggregate of 3,000,000 shares of the Company's Common Stock. This plan was cancelled on July 17, 1996, as were all outstanding option grants under the plan.

     1996 Stock Option Plan. In July 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan") covering an aggregate of 260,000 shares of the Company's Common Stock. The purpose of the 1996 Plan is to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company's business. Pursuant to the 1996 Plan, the Company may grant incentive and nonstatutory (non-qualified) stock options to key employees, officers, directors or consultants of the Company.

     The 1996 Plan is administered by the Board of Directors, which has sole discretion and authority, consistent with the provisions of the 1996 Plan, to determine which eligible participants will receive options, the time when options will be granted, the terms of options granted and the number of shares which will be subject to options granted under the 1996 Plan. The Board may also appoint a committee to administer the 1996 Plan and, subject to applicable law, to exercise all of the powers of the Board under the 1996 Plan. As of December 31, 1996, 260,000 options were outstanding under the 1996 Plan at a weighted average exercise price equal to $1.25 per share.

The maximum term of a stock option under the 1996 Plan is seven years. If an optionee terminates his or her service to the Company, the optionee may exercise only those option shares vested as of the date of termination. The exercise price of incentive stock options granted under the 1996 Plan must be at least equal to the fair market value of the Common Stock subject to the option on the date of grant. The exercise price of incentive stock options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal to at least 110% of the fair market value of the Common Stock subject to the option on the date of grant. The exercise price of nonstatutory stock options granted under the 1996 Plan shall be determined by the Board. Payment of the exercise price under an option may be made in cash, previously acquired shares of the Company's Common Stock or such other consideration as may be determined by the Board of Directors.

         The 1996 Plan may be amended at any time by the Board of Directors, although certain amendments would require Shareholder approval. The 1996 Plan will terminate in July 2006 unless earlier terminated by the Board.

         1996 Stock Option Plan No. 2. In August 1996, the Company adopted the 1996 Stock Option Plan No. 2 (the "1996 Plan No.2") covering an aggregate of 2,000,000 shares of the Company's Common Stock. The purpose of the 1996 Plan No.2 is to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company's business. Pursuant to the 1996 Plan No.2, the Company may grant incentive and nonstatutory (non-qualified) stock options to key employees, officers, directors or consultants of the Company.

         The 1996 Plan No.2 is administered by the Board of Directors, which has sole discretion and authority, consistent with the provisions of the 1996 Plan No.2, to determine which eligible participants will receive options, the time when options will be granted, the terms of options granted and the number of shares which will be subject to options granted under the 1996 Plan No.2. The Board may also appoint a committee to administer the 1996 Plan No.2 and, subject to applicable law, to exercise all of the powers of the Board under the 1996 Plan No.2. As of December 31, 1996, 1,130,000 options were outstanding under the 1996 Plan No.2 at a weighted average exercise price equal to $1.25 per share.

         The maximum term of a stock option under the 1996 Plan No.2 is seven years. If an optionee terminates his or her service to the Company, the optionee may exercise only those option shares vested as of the date of termination and must effect such exercise within three months, although the Board may set longer periods for exercise of supplemental stock options. The exercise price of incentive stock options granted under the 1996 Plan No.2 must be at least equal to the fair market value of the Common Stock subject to the option on the date of grant. The exercise price of incentive stock options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal to at least 110% of the fair market value of the Common Stock subject to the option on the date of grant. The exercise price of nonstatutory stock options granted under the 1996 Plan No.2 shall be determined by the Board. Payment of the exercise price under an option may be made in cash, previously acquired shares of the Company's Common Stock or such other consideration as may be determined by the Board of Directors.

         The 1996 Plan No.2 may be amended at any time by the Board of Directors, although certain amendments would require Shareholder approval. The 1996 Plan No.2 will terminate in August 2006 unless earlier terminated by the Board.

                            OWNERSHIP OF COMMON STOCK

         Except as provided herein, based on review of the registered shareholders listing, SEC filings, and limited inquiry, the Company is not aware of any person (individual or corporate), or group of persons who have pre-arranged to vote in unison, owning beneficially more than 5% of the outstanding shares of the Company's voting securities.

         The following table sets forth the beneficial ownership, as of October 28, 1997, of the Company's Common Stock (i) by each person who is a director of the Company (none of whom, except the individuals listed, beneficially owns any Common Stock of the Company), (ii) by each of the Named Executive

Officers (none of whom, except the individuals listed, beneficially owns any Common Stock of the Company), (iii) by each person who is known to be a beneficial owner of more than 5% of any class of the Company's equity securities and (iv) by all directors and executive officers of the Company as a group. A list of current executive officers of the Company is attached as Exhibit A hereto. Unless otherwise indicated, the persons named in the table possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).


                                                                                   Beneficial Ownership
                                                                 ----------------------------------------------------
5% Shareholders, Directors, Named Executive Officers
 and all Directors and Executive Officers as a Group                          Shares                       Percent
---------------------------------------------------------------------------------------------------------------------
Nuno Brandolini.....................................................          407,666 (2)                     3.2%
Kevin R. McCarthy...................................................          300,000 (3)                     2.3%
L. James Porter.....................................................          226,666 (4)                     1.8%
James P. Angus......................................................          120,000 (5)                       *
Neil S. Mackenzie...................................................          120,000 (5)                       *
Pierre Anthamatten..................................................          900,000 (6)                     7.1%
All Directors and Officers as a Group (6 Persons) ..................        1,040,999 (7)                     7.7%

-----------------

*   Represents less than 1% of the outstanding shares.

(1) Based on 12,663,113 shares of Common Stock, outstanding as of October 28, 1997.

(2) Includes 306,666 shares issuable upon exercise of options which are exercisable within 60 days.

(3) Includes 200,000 shares issuable upon exercise of options which are exercisable within 60 days.

(4) Includes 176,666 shares issuable upon exercise of options which are exercisable within 60 days.

(5) Consists solely of shares issuable upon exercise of options which are exercisable within 60 days.

(6) As reported on Schedule 13D filed by Mr. Anthamatten dated January 15, 1993, which Schedule 13D has not been amended. According to such
         Schedule 13D, such shares are owned directly by Olinka, S.A., a Luxembourg corporation, all of the outstanding shares of which are owned by Mr. Anthamatten. According to such Schedule 13D, Olinka, S.A.'s business address is 3, Rue Adames, L-1114 Luxembourg.

(7) Includes 923,332 shares issuable upon exercise of options which are exercisable within 60 days.

         Based on review of the registered shareholders listing, JB Oxford & Company is the registered holder of 934,508 shares of the Company's Common Stock, representing a 7.4% interest in the Company. JB Oxford & Company was previously a market maker in the Company's stock.

                                       10
To the knowledge of the Directors and senior officers of the Company, only the following own, directly or indirectly, or exercise control or discretion over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company as of the date hereof:

                                                                     Percentage of Issued and
    Name of Shareholder               Number of Shares                  Outstanding Shares
-----------------------------------------------------------------------------------------------------
CEDE & Co.                               7,661,535*                            60.5%
Kray & Co                                1,186,502*                            9.4%

     * Management of the Company is not aware of the beneficial owners of the shares.

         The above information was supplied by the Registrar and Transfer Agent and Management of the Company.

                  OTHER TRANSACTIONS AND CERTAIN RELATIONSHIPS

         In June 1996 under the terms of two $125,000 short-term notes the Company borrowed $250,000 from McGoodwin James & Co., a company controlled by Hariston's then President and Chief Executive Officer, James V. McGoodwin. The proceeds were used to fund the working capital needs of the Company's multimedia software operations. The notes bore simple interest at a rate of 10%. In January 1997, payment on the two $125,000 notes was extended by way of conversion into a new $250,000 note, also bearing interest at 10%. Under the terms of the new note, payments of principal and interest are being made by Hariston monthly with the note to be fully repaid by December 15, 1997. As of October 28, 1997, $41,667 of the principal balance on the note remains to be paid.

         In July 1996 James V. McGoodwin resigned as an officer and Director of the Company. Under the terms of his resignation, the Company agreed to pay Mr. McGoodwin, through his private company McGoodwin James and Co., an aggregate of $69,000 in monthly payments of $11,500 for the period July through December, 1996. Such payments were made in full. Additionally, the Company agreed to sell to McGoodwin James & Co. certain furniture and equipment in the Company's former Costa Mesa, California office at the Company's net book value. Under this sale arrangement, the Company has received proceeds of $54,886 in partial payment of the aggregate $59,873 purchase price for such furniture and equipment.

         Upon the resignation in July 1996 of James V. McGoodwin, Nuno Brandolini replaced Mr. McGoodwin as Chairman and Chief Executive Officer and Kevin R. McCarthy replaced Mr. McGoodwin as President of the Company. The services of Messrs. Brandolini and McCarthy are being rendered to the Company through an arrangement between Hariston and Scorpion Holdings, Inc. ("Scorpion"). Under the terms of this arrangement, Scorpion is paid a monthly fee of $20,000. During 1996, the Company paid $107,741 to Scorpion pursuant to this arrangement. As of October 28, 1997, the Company has paid $180,000, and owes $20,000, to Scorpion pursuant to this arrangement in respect of the 1997 fiscal year.

         Mr. Meyer and the Company are parties to an employment letter agreement (the "Meyer Agreement") dated March 5, 1996, pursuant to which Mr. Meyer serves as President of Direct. The Meyer Agreement provided that Mr. Meyer's base salary will initially be $125,000 and that he will participate in a bonus plan whereby he can earn up to 50% of his base salary on an annual basis, based on achievement of Direct's operating budget and certain non-financial goals. The Meyer Agreement also provided for certain relocation benefits, travel reimbursement, health benefits, expense reimbursement and four weeks paid vacation per year. The Meyer Agreement provides for the grant to Mr. Meyer of certain options in Educorp upon the occurrence of certain events and on the same basis as other executives of Educorp, which events have not yet occurred and which options have not been granted as of October 28, 1997. Pursuant to the Meyer Agreement, Mr. Meyer would be entitled to three months base salary upon the termination of his employment by the Company without cause.

                COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN

         The following graph shows a comparison of five year cumulative total returns to shareholders of the Company's Common Stock, the NASDAQ Stock Market (U.S. and foreign companies) Index and the NASDAQ Stock Market Index for "Non-financial" companies over the same periods (assuming an initial investment of $100 in the Company's Common Stock, the NASDAQ Stock Market Index and the NASDAQ Stock Market Index for "Non-financial" companies as of December 31, 1991 and reinvestment of all dividends). This graph takes into account the Company's one-for-five reverse stock split in September, 1992. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Circular into any filing under the Securities Act of 1933 (U.S.) or the Exchange Act of 1934 (U.S.), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------------------------------------------------------
                                  12/31/91        12/31/92         12/31/93         12/31/94        12/31/95         12/31/96
-------------------------------------------------------------------------------------------------------------------------------
Hariston Common Stock              $100.00         $480.00        $1,344.00          $512.00         $416.00           $60.00
NASDAQ Stock Market                $100.00         $116.03          $132.11          $129.92         $180.12          $221.02
Index
NASDAQ "Non-Financial"             $100.00         $109.30          $123.95          $120.95         $166.30          $237.04
Companies Index
-------------------------------------------------------------------------------------------------------------------------------

                    APPOINTMENT AND REMUNERATION OF AUDITORS

         Management of the Company proposes that Arthur Andersen & Co., Chartered Accountants, ("Arthur Andersen") be appointed to act as the Company's auditors for the next fiscal year. Arthur Andersen are currently the Company's auditors. Arthur Andersen were first appointed as the Company's auditors on June 30, 1995. Representatives of Arthur Andersen are expected to be present at the annual meeting with an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         Management of the Company recommends to its shareholders the appointment of Arthur Andersen as the Company's auditors. UNLESS AUTHORITY IS WITHHELD, THE PERSON NAMED IN THE ENCLOSED FORM OF PROXY WILL VOTE FOR THE APPOINTMENT OF ARTHUR ANDERSEN AS AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS, AT A REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         For the Company's fiscal year ended December 31, 1993, the Company's financial statements were audited by the Montreal, Quebec firm of Raymond, Chabot, Martin, Pare. Following that fiscal year, the Company ceased to have substantive connections with Montreal, and dismissed Raymond, Chabot, Martin, Pare, engaging instead that firm's affiliate, Doane Raymond of Vancouver, British Columbia, to audit its consolidated financial statements for the fiscal year ended December 31, 1994.

         Following the completion of the audit for the Company's fiscal year ended December 31, 1994, and because of the increasingly international nature of the Company's operations, including its acquisition of the "Educorp" group of businesses, the Company dismissed Doane Raymond, effective June 30, 1995, as its independent auditors. The Company engaged Arthur Andersen to audit its consolidated financial statements for the fiscal years ended December 31, 1995 and 1996.

     The Company's independent auditors' reports on its financial statements for the fiscal years ended December 31, 1994 and 1993 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, and during such period there was no disagreement between the Company and its former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of such former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. However, the report on the financial statements for the year ended December 31, 1994 did refer the reader to two footnotes to the financial statements which described uncertainties. The report stated that no additional explanatory paragraph was contained because the report was expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainties when the uncertainties are adequately disclosed in the financial statements.

         The decision to change the Company's auditors was recommended and approved by the Company's Board of Directors.

                              SHAREHOLDER PROPOSALS

         Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 1998 Annual Meeting of shareholders of the Company must be received by the Company no later than September 11, 1998 to be included in the proxy material for the 1998 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the

Secretary of the Company and utilize certified mail, return receipt requested, in order to ensure timely delivery.

                  OTHER BUSINESS AND GENERAL PROXY INSTRUCTIONS

         The enclosed form of Proxy confers discretionary authority upon the person named therein with respect to amendments to matters mentioned in the Notice of Meeting, or other matters which may properly come before the meeting. The Board of Directors of the Company is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If any other matters come before the meeting or any adjournments thereof, the person named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

      TO BE EFFECTIVE, THE FORM OF PROXY MUST BE DELIVERED TO THE COMPANY AT THE ADDRESS SET FORTH BELOW, OR TO THE COMPANY, C/O MONTREAL TRUST COMPANY OF CANADA, AT 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 3BP, IN EITHER CASE PRIOR TO 5:00 P.M. ON DECEMBER 11, 1997. A SELF ADDRESSED ENVELOPE IS ENCLOSED.

         The expense of the Board's proxy solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview or by telephone. Banks, brokerage houses and other institutions will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies; and, if they in turn so request, the Company will reimburse such banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding such material. Directors, officers and regular employees of the Company may also solicit proxies without additional remuneration therefor.

         Shareholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate box on the enclosed Proxy and sign, date and return the Proxy in the envelope provided for that purpose. If the enclosed Proxy is properly executed and timely deposited with Montreal Trust Company as transfer agent for the Company, the shares represented thereby will be voted in accordance with the instructions of the shareholder giving the Proxy. IF NO CHOICE IS SPECIFIED IN THE FORM OF PROXY AS TO THE MANNER IN WHICH THE PERSON NAMED IN THE PROXY IS REQUIRED TO VOTE THE SHARES REPRESENTED THEREBY, THE PERSON NAMED AS PROXY INTENDS TO VOTE ALL SHARES FOR WHICH HE RECEIVES SUCH PROXIES FOR THE ELECTION OF THE NOMINEES IDENTIFIED HEREIN AS DIRECTORS AND FOR THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT AUDITORS FOR 1997. The persons named as proxy is not permitted to vote for a greater number of persons than the five persons named as nominees herein.

         A shareholder giving a proxy may revoke it at any time prior to its exercise by (a) by signing a proxy instrument bearing a later date and depositing it with the Secretary of the Company; or (b) as to any matter on which a vote shall not have already been cast pursuant to the authority conferred by such proxy instrument, by signing a written notice or verification and delivering it to the Secretary of the Meeting, or the Chair of the Meeting; or (c) by attending the Meeting in person and personally voting the shares represented by the proxy instrument; or (d) in addition to revocation in any other manner permitted by law, a proxy may be revoked under Subsection 148(4) of the CBCA by an instrument in writing executed by the shareholder or by his or her attorney in writing (or if the shareholder is a Company, under its corporate seal or by an officer or attorney thereof authorized in writing), deposited either at the registered office of the Company at Suite 1600, 925 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3L2, at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chair of the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits the proxy is revoked.

The person designated in the accompanying form of Proxy is a Director and Officer of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXY TO REPRESENT HIM OR HER AT THE MEETING, OTHER THAN THE PERSON WHOSE NAME IS PRINTED AS PROXY IN THE ACCOMPANYING FORM OF PROXY, BY STRIKING OUT THE SAID PRINTED NAME AND BY INSERTING THE NAME OF HIS OR HER CHOSEN PROXY IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY. THE PERSON SO NAMED AS THE PROXY NEED NOT BE A SHAREHOLDER OF THE COMPANY.

         Proxies, ballots and voting tabulations identifying Shareholders are kept private and will not be available to anyone except as actually necessary to meet legal requirements. Access to proxies and other individual Shareholder voting records is limited to the inspectors of election appointed by the Company and certain of the Company's employees who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

         The mailing address of the Company is: Hariston Corporation, Suite 1555-1500 West Georgia Street, Vancouver, British Columbia, Canada V6G 2Z6.

FILINGS UNDER SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's directors, officers and beneficial owners of more than 10% of its common stock to file reports of holdings and transactions of the Company's Common Stock with the Securities and Exchange Commission. Based upon Company records and other information, the Company believes that with respect to the fiscal year ended December 31, 1996, each of the Company's directors, officers and beneficial owners of more than 10% of its Common Stock were in compliance with the filing requirements of Section 16(a).

QUORUM AND REQUISITE VOTE

         The holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting for the meeting to be held. Pursuant to applicable law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. Shares voted by a broker on a routine matter or matters (such as election of directors or approval of auditors) but as to which the broker indicates it lacks authority to vote on non-routine matters will be counted as present for purposes of determining the presence or absence of a quorum and as entitled to vote, and will be voted, with respect to the routine matter(s), but not entitled to vote, and will not be voted, with respect to the non-routine matter(s). Shares as to which a broker indicates it lacks authority to vote, or shares which the broker does not vote, will not be counted as present for purposes of determining the presence or absence of a quorum.

         The five nominees for director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. The appointment of Arthur Andersen requires for approval the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting, in person or by proxy.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         Except as noted below, this Proxy Statement incorporates by reference documents which are not presented herein and some of which are not delivered herewith. Such documents relating to the Company are available without charge, upon written request to the Company. If making such a request, please send it to: Hariston Corporation, Suite 1555 - 1500 West Georgia Street, Vancouver, BC, Canada V6G 2Z6, Attn: Secretary.

         The following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission") (Commission File No. 0-13966) pursuant to the Exchange Act are hereby incorporated by reference into this Proxy Statement.

1. The Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996;

2. The Company's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1997;

3. The Company's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1997.

4. The Company's Form 10-K/A amending its Form 10-K for the Fiscal Year Ended December 31, 1996.

         A copy of the Company's 1996 Annual Report to Shareholders accompanies this Proxy Statement. The Annual Report to Shareholders is not a part of this Proxy Statement. Copies of the documents incorporated by reference are available without charge upon written request to the Company. If making such a request, please send it to: Hariston Corporation, Suite 1555, 1500 West Georgia Street, Vancouver, BC, Canada V6G 2Z6, Attention: Secretary.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                              APPROVAL OF CIRCULAR

         The undersigned hereby certifies that the contents and the sending of this Management Proxy Circular have been approved by the Directors of the Company.

         DATED at Vancouver, British Columbia this 28th day of October, 1997.

BY ORDER OF THE BOARD

HARISTON CORPORATION

/s/ NUNO BRANDOLINI
Chairman and Chief Executive Officer

                                     ANNEX A

                         EXECUTIVE OFFICERS OF HARISTON

         The following individuals are the current executive officers of the Company. The executive officers of the Company are elected annually by the Board to serve until the next annual election of officers and until their respective successors have been elected and have qualified unless removed by the Board.

         NUNO BRANDOLINI, age 43, has been Chairman and Chief Executive Officer of the Company since July 1996. See the biography of Mr. Brandolini included in this Proxy Statement.

         KEVIN R. MCCARTHY, age 37, has been President of the Company since July 1996. See the biography of Mr. McCarthy included in this Proxy Statement.

         L. JAMES PORTER, age 33, has been Chief Financial Officer and Corporate Secretary of the Company since February 1995. See the biography of Mr. Porter included in this Proxy Statement.

         JAMES E. MEYER, age 51, was appointed President of Educorp Direct, Inc., an indirect, wholly-owned subsidiary of the Company in March 1996 and was appointed Secretary of Educorp Multimedia, Inc. and Chief Executive officer of HighText Interactive, Inc. in July 1996. Prior to his joining the Company, Mr. Meyer was President of Sunwear Direct, a private marketer of swimwear, from 1994 through 1996, a partner of Minwok Associates, an international catalog marketing and management consulting firm, during 1993 and Vice President of Inmac Corp., a public company engaged in the worldwide distribution of computer hardware and software products, from 1992 through 1993.

                              HARISTON CORPORATION

                                      PROXY

                       1997 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 1997

THIS PROXY IS SOLICITED BY MANAGEMENT IN CONJUNCTION WITH THE 1997 ANNUAL MEETING OF SHAREHOLDERS OF HARISTON CORPORATION TO BE HELD IN VANCOUVER, BRITISH COLUMBIA, CANADA, ON DECEMBER 12, 1997 AT THE TIME AND LOCATION SET FORTH IN THE NOTICE OF ANNUAL GENERAL MEETING DATED OCTOBER 28, 1997.

The undersigned shareholder of HARISTON CORPORATION (the "Corporation") hereby appoints L. JAMES PORTER, Secretary, or instead of him, _____________________________________________ of _____________________________,
with full power of substitution, as nominee of the undersigned to attend and act for the undersigned and on behalf of the undersigned at the 1997 Annual Meeting (the "Meeting") of the shareholders of the Corporation to be held on December 12, 1997 and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or any adjournment or adjournments thereof with respect to the matters set out below, any amendments or variations to such matters and any other matters properly to come before the meeting. WITH RESPECT TO ANY AMENDMENTS OR VARIATIONS TO ANY MATTER DESCRIBED BELOW AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, I HEREBY CONFER DISCRETIONARY AUTHORITY ON THE PERSON WHO VOTES AND ACTS ON MY BEHALF HEREUNDER TO WITH RESPECT TO THE PARTICULAR MATTER AS HE OR SHE THINKS FIT.

I direct that my registered common shares of the Corporation shall be voted or withheld from voting as specified below:

1.       In respect of the election of Directors as follows:

JAMES P. ANGUS                  FOR ____________               WITHHELD ___________
NUNO BRANDOLINI                 FOR ____________               WITHHELD ___________
NEIL S. MacKENZIE               FOR ____________               WITHHELD ___________
KEVIN R. McCARTHY               FOR ____________               WITHHELD ___________
L. JAMES PORTER                 FOR ____________               WITHHELD ___________

2. In respect of the appointment of Arthur Andersen, Chartered Accountants, as the Auditors of the Corporation and authorizing the Directors to fix the remuneration to be paid to the Auditors, as follows:

         FOR ___________                        WITHHELD ______________

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

DATED this ______ day of __________________, 1997.


                                            (x)
_______________________________________     ____________________________________
NAME OF SHAREHOLDER (PLEASE PRINT)          SIGNATURE OF SHAREHOLDER

Address:_______________________________

_______________________________________

                             INSTRUCTIONS FOR PROXY

1. The shares represented by this Proxy will be voted on Items 1 and 2 as the undersigned may have specified by marking an "x" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXY HOLDER (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSON DESIGNATED ABOVE. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE SPECIFIED PERSON AND BY INSERTING IN THE SPACE PROVIDED THE NAME OF THE PERSON THE SHAREHOLDER WISHES TO APPOINT INSTEAD.

3. This form of Proxy should be dated and must be executed by the shareholder or his or her attorney duly authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. If this form of Proxy is not dated, it will be deemed to bear the date on which it is mailed to the shareholder.

4. The signature should agree with the name on this form of Proxy. Executors, administrators, trustees, etc., should so indicate when signing. Where shares are held jointly, each owner must sign.

5. To be effective, this form of Proxy must be deposited with the Registrar and Transfer Agent of the Corporation, Montreal Trust Company, 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9, not later than 5:00 p.m. (Vancouver time), December 11, 1997.

6. IN THE CASE OF REVOCATION OF A PROXY PREVIOUSLY GIVEN, THIS FORM OF PROXY MUST BE DEPOSITED WITH THE REGISTERED OFFICE OF THE CORPORATION AT SUITE 1600, 925 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3L2, AT ANY TIME UP TO AND INCLUDING THE LAST BUSINESS DAY PRECEDING THE MEETING OR ANY ADJOURNMENT THEREOF, OR WITH THE CHAIR OF THE MEETING ON THE DAY OF THE MEETING OR ANY ADJOURNMENT THEREOF. The accompanying Management Proxy Circular sets out the rights of the shareholder to revoke a proxy previously given in greater detail.